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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)       September 17, 1998
                                                -------------------------------



                          LAMINATING TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)



        Delaware                         0-21061                  58-2044990
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
of incorporation)                                            Identification No.





                1160 Hightower Trail, Atlanta, Georgia 30350-2910
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                    (Address of principal executive offices)



Registrant's telephone number, including area code            770-518-6010
                                                   -----------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)













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ITEM 5.    OTHER EVENTS


         The Company's common stock, which trades under the symbol LAMT, was scheduled to be delisted from the Nasdaq SmallCap market on September 11, 1998, due to its continual trading under $1.00 per share. In order to stay the delisting, on September 9, 1998, the Company asked for a hearing with Nasdaq to discuss the delisting. The Company expects the hearing to be held in October or November of 1998.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                       LAMINATING TECHNOLOGIES, INC.
                                       -----------------------------
                                                 (Registrant)






Date:      September 17, 1998             /s/   Michael E. Noonan
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                                       Michael E. Noonan, Chairman, President
                                       & Chief Executive Officer